Convertible Note (Details Narrative) (USD $)	9 Months Ended
Sep. 30, 2014
Accrued Interest	$ 3,060
Convertible Note [Member]
Convertible Note, amount	$ 50,000
Note, interest	10.00%
Note, maturity date	Jan. 07, 2015
Conversion Terms	At any time prior to maturity, the lender may convert the principle amount of the loan into units of the Company, each unit consisting of one common share and one non-transferable share purchase warrant, at a conversion rate of $0.20 per unit. Each share purchase warrant entitles the holder to purchase one additional common share for a period of two years from the warrant issue date, at an exercise price of $0.20 during the first year, and $0.35 during the second year. As of September 30, 2014, $3,060 was accrued in interest on the note.